UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2019 (March 15, 2019)

HANCOCK PARK CORPORATE INCOME, INC.
(Exact name of Registrant as specified in its charter)

Maryland	814-01185	81-0850535
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 S. Wacker Drive, Suite 2500 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 734-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Hancock Park Corporate Income, Inc. (the “Company”) on March 21, 2019 (the “Initial 8-K”), in which the Company reported that upon the recommendation of the audit committee (the “Audit Committee”), the Board of Directors (the “Board”) of the Company approved the dismissal of BDO USA, LLP (“BDO”), effective upon issuance by BDO of their reports in connection with the financial statements as of and for the year ended December 31, 2018 included in the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “2018 Annual Report”). This Amendment No. 1 is being filed to disclose the date on which BDO issued their reports for such fiscal year and, therefore, to confirm the effective date of their dismissal.

Item 4.01.	Changes in Registrant’s Certifying Accountant.
(a) Prior independent registered public accounting firm
As reported in the Initial 8-K, the Company informed BDO that the Company had dismissed BDO as the Company’s independent registered public accounting firm, effective upon completion of the audit of the Company’s financial statements as of and for the year ending December 31, 2018. The decision was recommended by the Audit Committee and approved by the Board. The 2018 Annual Report was filed on March 29, 2019 with the Securities and Exchange Commission (“SEC”) and, therefore, the effective date of BDO’s dismissal is March 29, 2019.
BDO’s reports on the Company’s financial statements for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company’s two most recent fiscal years and the subsequent period preceding March 29, 2019, there were no (a) disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of such disagreements in connection with its reports or (b) “reportable events”, as such term is described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The Company provided BDO with a copy of this Amendment No. 1 prior to its filing with the SEC and requested that BDO provide the Company with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of BDO’s letter dated April 1, 2019 is filed as an exhibit to this Amendment No. 1.
(b) Engagement of new independent registered public accounting firm
As reported in the Initial 8-K, on March 15, 2019, upon the recommendation of the Audit Committee, the Board approved the engagement of KPMG LLP (“KPMG”) to serve as the Company’s independent registered accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2019.
During the two most recent fiscal years and through March 29, 2019, neither the Company nor any person on its behalf has consulted with KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a “disagreement” or a “reportable event” as such terms are described in Items 304(a)(1)(iv) or 304(a)(1)(v), respectively, of Regulation S-K promulgated under the Exchange Act.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter of BDO USA, LLP
* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hancock Park Corporate Income, Inc.
Date: April 1, 2019	By:	/s/ Bilal Rashid
Chief Executive Officer